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                                                              Exhibit 99 CERT906

FORM N-CSR ITEM 10(b) EXHIBIT

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

         The undersigned hereby certify in their capacity as Treasurer and President, respectively, of Connecticut Municipals Portfolio (the "Portfolio"), that:

   (a) the Annual Report of the Portfolio on Form N-CSR for the period ended July 31, 2003 (the "Report") fully complies with the requirements of
         Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

   (b) the information contained in the Report fairly presents, in all material respects, the financial condition and the results of operations of the Portfolio for such period.

A SIGNED ORIGINAL OF THIS WRITTEN STATEMENT REQUIRED BY SECTION 906 HAS BEEN PROVIDED TO THE PORTFOLIO AND WILL BE RETAINED BY THE PORTFOLIO AND FURNISHED TO THE SECURITIES AND EXCHANGE COMMISSION OR ITS STAFF UPON REQUEST.

Date: September 23, 2003

/s/ Kristin S. Anagnost

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Kristin S. Anagnost
Treasurer

Date: September 23, 2003

/s/ Thomas J. Fetter

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Thomas J. Fetter
President